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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 18, 2001



                        CINEMASTAR LUXURY THEATERS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    0-25252                   33-0451054
----------------------------   --------------------   -------------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)          Identification No.)


           7220 AVENIDA ENCINAS SUITE 203, CARLSBAD, CALIFORNIA 92009
           ----------------------------------------------------------
                  (Address of Principal Executive Offices,
                               including Zip Code)

        Registrant's telephone number, including area code (760) 929-2525
                                                           --------------


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ITEM 5.  OTHER EVENTS.

(a) On July 18, 2001, CinemaStar Luxury Theatres, Inc. filed its Monthly Operating Report with the U.S. Bankruptcy Court for the Southern District of California, pursuant to the U.S. Trustee's Operating and Reporting Requirements for cases filed under Chapter 11 of the Bankruptcy Code.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits.

         99.1 Monthly Operation Report dated July 18, 2001 for the month of June 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CINEMASTAR LUXURY THEATERS, INC.


Dated: August 24, 2001           By: /s/ Donald H. Harnois, Jr.
                                     ---------------------------------------
                                     Donald H. Harnois, Jr.
                                     Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

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
      Exhibit #                                             Item
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
        99.1                               June 2001 Monthly Operating Report.

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